                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                    METLIFE ENHANCED PREFERENCE PLUS ACCOUNT

                                       AND

              FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        Supplement dated January 16, 2004

                       To the Prospectus dated May 1, 2003

      Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable investment options and substitute new options as shown below. The Company believes that the proposed substitutions are in the best interest of contract holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you.

      The proposed substitution and respective advisers and/or sub-advisers are:

      EXISTING FUND AND CURRENT ADVISER         REPLACEMENT FUND AND SUB-ADVISER

Fidelity VIP Asset Manager Portfolio            MFS Total Return Portfolio

(Fidelity & Management Research Company)        (Massachusetts Financial Services Company)

Please note that:

      - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

      - The elections you have on file for allocating your purchase payments, systematic withdrawals and the Allocater(sm) and the Rebalancer(sm) automated investment strategies will be redirected to the Replacement Fund unless you change your elections in the Existing Fund before the substitution takes place.

      - You may transfer amounts in your Contract among the variable investment options and the Fixed Interest Account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

      - If you make one transfer from the Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

      - On the effective date of the substitution, your account balance in the variable investment option will be the same as before the substitution. However, the number of accumulation units you are credited in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in accumulation unit values.

      -     There will be no tax consequences to you.
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      The Company expects to complete the substitutions after the approval of the SEC. Approval of some portions of the substitutions may also be required from certain state insurance authorities. Following the substitutions, we will send you a prospectus for the Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

Please contact us at 1-800-638-7732 if you have any questions.

                       THIS SUPPLEMENT SHOULD BE READ AND

                         RETAINED FOR FUTURE REFERENCE.


            ONE MADISON AVENUE                       TELEPHONE:

            NEW YORK, NEW YORK 10010                 800-638-7732